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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: APRIL 28, 2000


                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                      0-26802                58-2360335
-------------------------------   ---------------------   ----------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)       (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)


                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (678) 375-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

         On April 28, 2000, CheckFree Holdings Corporation announced that its merger with Bluegill Technologies, Inc. has been consummated, effective today, with the issuance of 5,000,000 shares of CheckFree stock to Bluegill's shareholders.

         CheckFree's press release issued April 28, 2000 regarding the consummation of the BlueGill transaction is attached as an exhibit to this report and is incorporated in this Form 8-K by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      EXHIBITS.


                  EXHIBIT NO.                 DESCRIPTION

                      99 CheckFree Holdings Corporation's Press Release issued April 28, 2000, regarding the completion of the BlueGill merger.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHECKFREE HOLDINGS CORPORATION

Date: April 28, 2000                 By: /s/ Allen L. Shulman
                                        ----------------------------------------
                                     Allen L. Shulman, Executive Vice President,
                                     Chief Financial Officer and General Counsel

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                                  EXHIBIT INDEX
                                  -------------


    EXHIBIT NO.                               DESCRIPTION

         99* CheckFree Holdings Corporation's Press Release issued April 28, 2000, regarding the completion of the BlueGill merger.

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* Filed with this report.